UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 4, 2008
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                         AFFINITY TECHNOLOGY GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

   Delaware                         0-28152                    57-0991269
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(State or Other                   (Commission                (IRS Employer
Jurisdiction of                   File Number)             Identification No.)
Incorporation)


                           1310 Lady Street, Suite 601
                         Columbia, South Carolina 29201
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               (Address of Principal Executive Offices)(Zip Code)

       Registrant's telephone number, including area code: (803) 758-2511
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                Section 1 - Registrant's Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement.

On November 4, 2008, the United States Bankruptcy Court, District of South Carolina (the "Court") entered its order authorizing the appointment by Affinity Technology Group, Inc.(the "Company") of IP Investments Group LLC as its sales broker and consultant for the purpose of selling the patents the Company owns through its wholly-owned subsidiary, decisioning.com, Inc. On October 22, 2008, the Company entered into a letter agreement with IP Investments Group LLC ("IPI"), subject to approval of the Court, under which the Company engaged IPI, on an exclusive basis, to provide professional services in connection with the sale or licensing of the Company's patent portfolio (U.S. Patent No. 5,870,721C1, No. 5,940,811C1, No. 6,105,007C1 and No. 5,537,315).

Under the terms of the letter agreement IPI will: (1) assist the Company in identifying entities which might be interested in acquiring and/or licensing the Company's patent portfolio; (2) attempt to negotiate financial terms and conditions for the acquisition and/or licensing of the Company's patent portfolio; and (3) assist the Company in connection with the collection of compensation related to the sale and/or licensing of its patent portfolio.

In consideration of the services provided by IPI, the Company has agreed to pay to IPI 20% of any compensation received for the sale and/or licensing of the patent portfolio up to $1,000,000, and 25% of any such amounts received in excess of $1,000,000.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 Letter Agreement, dated October 22, 2008, between Affinity Technology Group, Inc., decisioning.com and IP Investments LLC.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AFFINITY TECHNOLOGY GROUP, INC.
                               (Registrant)


Date: November 7, 2008         By:   /s/ Joseph A. Boyle
                                     -------------------------------------------
                                     Joseph A. Boyle
                                     President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit 10.1 Letter Agreement, dated October 22, 2008, between Affinity Technology Group, Inc., decisioning.com and IP Investments LLC.